UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

January 18, 2007
Date of Report

ALTERNET SYSTEMS, INC.
(Exact name of Registrant as Specified in its Charter)

Nevada	000-31909	88-0473897
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

#610-815 West Hastings Street, Vancouver, BC, V6C 1B4
(Address of Principal Executive Offices)

     604-608-2540
(Registrant's Telephone Number)

     Not Applicable
SchoolWeb Systems, Inc.
#280 - 815 West Hastings Street, Vancouver, BC, V6C 1B4

Check the appropriate box below if the Form-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230. 425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Registrant has appointed Stephen Owst as Chief Technical Officer, effective January 15 2007.

Mr. Owst has over 25 years experience in the high-technology and telecom sectors. From January 2005 to December 2006 he was employed as a Senior Manager with Telus Corporation, one of Canada's largest telecom companies. From May 2003 to January 2005 he was the Chief Technical Officer (CTO) of Alternet Systems Inc. From January 2000 to May 2003 he was employed as an account manager for Nokia, Canada.

John Puente, a Director of the Registrant, has resigned, effective January 10, 2007. Mr. Paul Brandenburg, a Director and CTO of the Registrant has also resigned, effective January 10, 2007.

EXHIBITS

Not Applicable.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNET SYSTEMS, INC.

By: /s/ Griffin Jones
Griffin Jones, Director and Secretary

By: /s/ Patrick Fitzsimmons
Patrick Fitzsimmons, President and Director

Dated: January 18, 2007